[For all equations contained within Exhibit 16, the symbol * will denote:
"raised to the power of"...]
                                                                EXHIBIT 16(I)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations and SEC Yield Quotation for the Class A shares of the GT Global Government Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,040.32 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1                            =     $1,040.32
(1 + T)*1                                   =     $1,040.32/$1,000
1 + T                                       =     ($1,040.32/$1,000)*1
T                                           =     ($1,040.32/$1,000)*1 - 1
T                                           =     0.0403

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,343.96, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*5         =      $1,343.96
(1 + T)*5                =      $1,343.96/$1,000
1 + T                    =      ($1,343.96/$1,000)*.2
T                        =      ($1,343.96/$1,000)*.2 - 1
T                        =      0.0609

--------------------------------------------------------------------------------
Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,772 DIVIDED BY 365 = 7.59)
VOA = ending value of account ($1,633.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*7.59               =    $1,633.72
(1 + T)*7.59                      =    $1,633.72/$1,000
1 + T                             =    ($1,633.72/$1,000)*.13
T                                 =    ($1,633.72/$1,000)*.13 - 1
T                                 =    0.0668

                                                                EXHIBIT 16(I)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                                 CLASS A SHARES

                              STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,633.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 at the beginning of the period)

CALCULATION:

($1,633.72/$1,000) - 1
T                          =      0.6337

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,092.20, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1          =      $1,092.20
(1 + T)*1                 =      $1,092.20/$1,000
1 + T                     =      ($1,092.20/$1,000)*1
T                         =      ($1,092.20/$1,000)*1 - 1
T                         =      0.0922

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,411.09, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*5         =      $1,411.09
(1 + T)*5                =      $1,411.09/$1,000
1 + T                    =      ($1,411.09/$1,000)*.2
T                        =      ($1,411.09/$1,000)*.2 - 1
T                        =      0.0713

                                                                EXHIBIT 16(I)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,772 DIVIDED BY 365 = 7.59)
VOA = ending value of account ($1,570.40, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*7.59       =      $1,715.19
(1 + T)*7.59              =      $1,715.19/$1,000
1 + T                     =      ($1,715.19/$1,000)*.13
T                         =      ($1,715.19/$1,000)*.13 - 1
T                         =      0.0736

--------------------------------------------------------------------------------
Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,715.19, which does not take sales charges into account)

CALCULATION:

($1,715.19/$1,000) - 1
T                          =      0.7152

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1995

FORMULA:
YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $2,594,116.82
b = expenses accrued for the period (net of reimbursements) = $114,617.91 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 44,938,703.33
d = maximum offering price per share on the last day of the period = $9.25

COMPUTATION:
YIELD = 2X((((2,594,116.82 - 114,617.91)/(44,938,703.33 X 9.25)) + 1)*6 - 1)
YIELD = 7.27%

                                                                EXHIBIT 16(I)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL GOVERNMENT FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return and SEC Yield quotations for the Class B shares of GT Global Government Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,032.16 which assumes deduction of the maximum
      5% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $1,032.16
(1 + T)*1                =      $1,032.16/$1,000
1 + T                    =      ($1,032.16/$1,000)*1
T                        =      ($1,032.16/$1,000)*1 - 1
T                        =      0.0322

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*1 = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,166.20 which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*3.02               =    $1,166.20
(1 + T)*3.02                      =    $1,166.20/$1,000
T + 1                             =    ($1,166.20/$1,000)*.33
T                                 =    ($1,166.20/$1,000)*.33 - 1
T                                 =    0.0521

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,166.20 which assumes deduction of the applicable 4% contingent deferred sales charge at the end of the period)

CALCULATION:

($1,166.20/$1,000) - 1
T                          =      0.1662

                                                                EXHIBIT 16(I)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual total return
ERV = ending redeemable value ($1,082.16 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)            =      $1,082.16
(1 + T)                   =      $1,082.16/$1,000
1 + T                     =      ($1,082.16/$1,000)
T                         =      ($1,082.16/$1,000) - 1
T                         =      0.0822

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,094.14 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*3.02               =    $1,184.03
(1 + T)*3.02                      =    $1,184.03/$1,000
1 + T                             =    ($1,184.03/$1,000)*.33
T                                 =    ($1,184.03/$1,000)*.33 - 1
T                                 =    0.0574

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,184.03, which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

($1,184.03/$1,000) - 1
T                          =      0.1840

                                                                EXHIBIT 16(I)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                                 CLASS B SHARES
                                   SEC YIELD

Time period covered: month ended October 31, 1995

FORMULA:
                      YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $1,555,536.72
b = expenses accrued for the period (net of reimbursements) = $299,706.29 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 26,928,708.52
d = maximum offering price per share on the last day of the period = $8.80

COMPUTATION:
YIELD = 2X((((1,555,536.72 - 299,706.29)/(26,928,708.52 X 8.80)) + 1)*6 - 1)
YIELD = 6.44%

                                                              EXHIBIT 16(I)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL GOVERNMENT INCOME FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Government Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,008.28 which assumes deduction of the  maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      ($1,008.28/$1,000) - 1
T                         =      0.0083

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1,008.28, which does not take sales charges into account)

CALCULATION:

T                          =      ($1,008.28/$1,000 - 1
T                          =      0.0083

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1985

FORMULA:
YIELD = 2 X ((((a-b)/(cXd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $854.75
b = expenses accrued for the period (net of reimbursement) = $56.98 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 14,812.10
d = maximum offering price per share on the last day of the period = $8.80

COMPUTATION:
YIELD = 2 X ((((854.75 - 56.98) / (14,812.10 X 8.8)) + 1)*6 - 1)
YIELD = 7.46%

                                                               EXHIBIT 16(II)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations and SEC Yield Quotation for the Class A shares of the GT Global Strategic Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($981.63 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $981.63
(1 + T)*1                =      $981.63/$1,000
1 + T                    =      ($981.63/$1,000)*1
T                        =      ($981.63/$1,000)*1 - 1
T                        =      -0.0184

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,441.47, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*5         =      $1,441.47
(1 + T)*5                =      $1,441.47/$1,000
1 + T                    =      ($1,441.47/$1,000)*.2
T                        =      ($1,441.47/$1,000)*.2 - 1
T                        =      0.0759

--------------------------------------------------------------------------------
Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,772 DIVIDED BY 365 = 7.59)
VOA = ending value of account ($1,699.32 which assumes deduction of the maximum sales charge of 4.75% on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (1 + T)*7.59               =    $1,699.89
  (1 + T)*7.59                      =    $1,699.32/$1,000
  1 + T                             =    ($1,699.32/$1,000)*.13
  T                                 =    ($1,699.32/$1,000)*.13 - 1
  T                                 =    0.0723

                                                               EXHIBIT 16(II)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS A SHARES

                              STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,699.32, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 at the beginning of the period)

CALCULATION:

($1,699.32/$1,000) - 1
T                            =      0.6993

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,030.58, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1          =      $1,030.58
(1 + T)*1                 =      $1,030.58/$1,000
1 + T                     =      ($1,030.58/$1,000)*1
T                         =      ($1,030.58/$1,000)*1 - 1
T                         =      0.0306

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,513.38, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*5         =      $1,513.38
(1 + T)*5                =      $1,513.38/$1,000
1 + T                    =      ($1,513.38/$1,000)*.2
T                        =      ($1,513.38/$1,000)*.2 - 1
T                        =      0.0864

                                                               EXHIBIT 16(II)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,772 DIVIDED BY 365 = 7.59)
VOA = ending value of account ($1,731.12, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*7.59       =      $1,784.07
(1 + T)*7.59              =      $1,784.07/$1,000
1 + T                     =      ($1,784.07/$1,000)*.13
T                         =      ($1,784.07/$1,000)*.13 1
T                         =      0.0792

--------------------------------------------------------------------------------
Time period covered: March 29, 1988 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,784.07, which does not take sales charges into account)

CALCULATION:

($1,784.07/$1,000) - 1
T                          =      0.7841

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1995

FORMULA:
YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $2,075,229.94
b = expenses accrued for the period (net of reimbursements) = $192,178.19 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 18,357,284.52
d = maximum offering price per share on the last day of the period = $10.84

COMPUTATION:
YIELD = 2X((((2,075,229.94 - 192,178.19) / (18,357,284.52 X 10.84)) + 1)*6 - 1)
YIELD = 11.63%

                                                               EXHIBIT 16(II)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations and SEC Yield Quotation for the Class B shares of the GT Global Strategic Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($977.37 which assumes deduction of the maximum 5% contingent deferred sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $977.37
(1 + T)*1                =      $977.37/$1,000
1 + T                    =      ($977.37/$1,000)*1
T                        =      ($977.37/$1,000)*1 - 1
T                        =      -0.0226

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,211.54 which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (1 + T)*3.02               =    $1,211.54
  (1 + T)*3.02                      =    $1,211.54/$1,000
  1 + T                             =    ($1,211.54/$1,000)*.33
  T                                 =    ($1,211.54/$1,000)*.33 - 1
  T                                 =    0.0655

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,211.54 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($1,211.54/$1,000) - 1
T                        =      0.2115

                                                               EXHIBIT 16(II)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual (aggregate) total return n = number of years (1)
ERV = ending redeemable value ($1,024.85, which does not take the contingent deferred sales charge into account)

CALCULATION:

$1,000 (1 + T)*1          =      $1,024.85
(1 + T)*1                 =      $1,024.85/$1,000
1 + T                     =      ($1,024.85/$1,000)*1
T                         =      ($1,024.85/$1,000)*1 - 1
T                         =      0.0248

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,229.73, which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

$1,000 (1 + T)*3.02       =      $1,229.73
(1 + T)*3.02              =      $1,229.73/$1,000
1 + T                     =      ($1,229.73/$1,000)*.33
T                         =      ($1,229.73/$1,000)*.33 1
T                         =      0.0708

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,229.73, which does not take applicable contingent deferred sales charge into account)

CALCULATION:

($1,229.73/$1,000) - 1
T                          =      0.2297

                                                               EXHIBIT 16(II)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                                 CLASS B SHARES

                                   SEC YIELD

Time period covered: month ended October 31, 1995

FORMULA:
YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $3,946,663.25
b = expenses accrued for the period (net of reimbursements) = $558,423.94 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 34,897,893.92
d = maximum offering price per share on the last day of the period = $10.33

COMPUTATION:
YIELD = 2X((((3,946,663.25 - 558,423.94) / (34,897,893.92 X 10.33))+1)*6 - 1)
YIELD = 11.55%

                                                             EXHIBIT 16(II)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Strategic Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,037.20 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      ($1,037.20/$1,000) - 1
T                         =      0.0372

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,037.20, which does not take sales charges into account)

CALCULATION:

T                        =      ($1,037.20/$1,000) - 1
T                        =      0.0372

                                                             EXHIBIT 16(II)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL STRATEGIC INCOME FUND
                              ADVISOR CLASS SHARES

                                   SEC YIELD

Time period covered: month ended October 31, 1985

FORMULA:

YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)

a = dividends and interest earned during the period = $4,835.05
b = expenses accrued for the period (net of reimbursements) = $321.52 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 42,769.87
d = maximum offering price per share on the last day of the period = $10.33

COMPUTATION:
YIELD = 2X(((4,835.05 - 321.52) / (42,769.87 X 10.33)+1)*6 - 1)
YIELD = 12.58%

                                                              EXHIBIT 16(III)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A shares of the GT Global Health Care Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,141.03 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $1,141.03
(1 + T)*1                =      $1,141.03/$1,000
1 + T                    =      ($1,141.03/$1,000)*1
T                        =      ($1,141.03/$1,000)*1 - 1
T                        =      0.1410

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1,806.52 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*5         =      $1,806.52
(1 + T)*5                =      ($1,806.52/$1,000)
1 + T                    =      ($1,806.52/$1,000)*.2
T                        =      ($1,806.52/$1,000)*.2 - 1
T                        =      0.1256

--------------------------------------------------------------------------------
Time period covered: August 7, 1989 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,276 DIVIDED BY 365 = 6.24)
VOA = ending value of account ($2,032.86 which assumes deduction of the maximum sales charge of 4.75% on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (1 + T)*6.24               =    $2,032.86
  (1 + T)*6.24                      =    $2,032.86/$1,000
  1 + T                             =    ($2,032.86/$1,000)*.2
  T                                 =    ($2,032.86/$1,000)*.2 - 1
  T                                 =    0.1205

                                                              EXHIBIT 16(III)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                                 CLASS A SHARES

                              STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: August 7, 1989 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2,032.86) which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($2,032.86/$1,000) - 1
T                       =          1.0329

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,197.93, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1          =      $1,197.93
(1 + T)*1                 =      $1,197.93/$1,000
1 + T                     =      ($1,197.93/$1,000)*1
T                         =      ($1,197.93/$1,000)*1 - 1
T                         =      0.1979

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1,896.87, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*5          =      $1,896.87
(1 + T)*5                 =      ($1,896.87/$1,000)
1 + T                     =      ($1,896.87/$1,000)*.2
T                         =      ($1,896.87/$1,000)*.2 - 1
T                         =      0.1366

                                                              EXHIBIT 16(III)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN
                                  (CONTINUED)

Time period covered: August 7, 1989 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2,276 DIVIDED BY 365 = 6.24)
VOA = ending value of account ($2,134.23, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*6.24       =      $2,134.23
(1 + T)*6.24              =      $2,134.23/$1,000
1 + T                     =      ($2,134.23/$1,000)*.16
T                         =      ($2,134.23/$1,000)*.16 - 1
T                         =      0.1293

--------------------------------------------------------------------------------

Time period covered: August 7, 1989 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2,134.23, which does not take sales charges into account)

CALCULATION:

($2,134.23/$1,000) - 1
T                          =      1.1342

                                                              EXHIBIT 16(III)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B shares of the GT Global Health Care Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,141.74 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $1,141.74
(1 + T)*1                =      ($1,141.74/$1,000)
1 + T                    =      ($1,141.74/$1,000)*1
T                        =      ($1,141.74/$1,000)*1 - 1
T                        =      0.1417

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,460.56 which assumes deduction of the maximum
      4% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

  $1,000 (1 + T)*2.58               =    $1,460.56
  (1 + T)*2.58                      =    ($1,460.56/$1,000)
  1 + T                             =    ($1,460.56/$1,000)*.39
  T                                 =    ($1,460.56/$1,000)*.39 - 1
  T                                 =    0.1579

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,460.56 which assumes deduction of the maximum
      4% contingent deferred sales charge on a $1,000 investment at the end of period)

CALCULATION:

($1,460.56/$1,000) - 1
T                        =      0.4606

                                                              EXHIBIT 16(III)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,191.71 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1         =      $1,194.71
(1 + T)*1                =      ($1,191.74/$1,000)
1 + T                    =      ($1,191.74/$1,000)*1
T                        =      ($1,191.74/$1,000)*1 - 1
T                        =      0.1917

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,490.56 which does not take sales charges into account)

CALCULATION:

  $1,000 (1 + T)*2.58               =    $1,490.56
  (1 + T)*2.58                      =    ($1,490.56/$1,000)
  1 + T                             =    ($1,490.56/$1,000)*.39
  T                                 =    ($1,490.56/$1,000)*.39 - 1
  T                                 =    0.1671

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,490.56, which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

($1,490.56/$1,000) - 1
T                          =      0.4906

                                                            EXHIBIT 16(VII)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HEALTH CARE FUND
                              ADVISOR CLASS SHARES

The following is the schedules for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Heath Care Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,170.95 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($1,170.95/$1,000) - 1
T                        =      0.1710

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,170.95, which does not take sales charges into account)

CALCULATION:

T                        =      ($1,170.95/$1,000) - 1
T                        =      0.1710

                                                               EXHIBIT 16(IV)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A shares of GT Global Growth & Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,012.24 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1             =       $1,012.24
(1 + T)*1                    =       $1,012.24/$1,000
1 + T                        =       ($1,012.24/$1,000)*1
T                            =       ($1,012.24/$1,000)*1 - 1
T                            =       0.0122

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,599.82 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5             =       $1,599.82
(T + 1)*5                    =       ($1,599.82/$1,000)
T + 1                        =       ($1,599.82/$1,000)*.2
T                            =       ($1,599.82/$1,000)*.2 - 1
T                            =       0.0985

--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,862 DIVIDED BY 365 = 5.10)
VOA = ending value of account ($1,603.13 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*5.10          =       $1,603.13
(1 + T)*5.10                 =       $1,603.13/$1,000
1 + T                        =       ($1,603.13/$1,000)*.20
T                            =       ($1,603.13/$1,000)*.20 - 1
T                            =       0.0969

                                                               EXHIBIT 16(IV)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                                 CLASS A SHARES

                              STANDARDIZED RETURN
                                  (CONTINUED)

--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,603.13 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($1,603.13/$1,000) - 1
T                            =       0.6032

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual (aggregate) total return
ERV = ending redeemable value ($1,602.72 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)               =       $1,062.72
(1 + T)                      =       $1,062.72/$1,000
1 + T                        =       ($1,062.72/$1,000)
T                            =       ($1,062.72/$1,000) - 1
T                            =       0.0627

--------------------------------------------------------------------------------
Time period covered: October 31, 1990-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeemable value ($1,679.75 which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*5             =       $1,679.75
(T + 1)*5                    =       ($1,679.75/$1,000)
T + 1                        =       ($1,679.75/$1,000)*.2
T                            =       ($1,679.75/$1,000)*.2 - 1
T                            =       0.1093

                                                               EXHIBIT 16(IV)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN
                                  (CONTINUED)

--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,862 DIVIDED BY 365 = 5.10)
VOA = ending value of account ($1.683.13, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*5.10          =       $1,683.13
(1 + T)*5.10                 =       $1,683.13/$1,000
1 + T                        =       ($1,683.13/$1,000)*.20
T                            =       ($1,683.13/$1,000)*.20 - 1
T                            =       0.1075

--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,683.13, which does not take sales charges into account)

CALCULATION:

($1,683.13/$1,000) - 1
T                            =       0.6831

                                                               EXHIBIT 16(IV)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B shares of GT Global Growth & Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,005.74 which assumes deduction of the maximum
      5% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $1,005.74
(1 + T)*1                =      $1,005.74/$1,000
1 + T                    =      ($1,005.74/$1,000)*1
T                        =      ($1,005.74/$1,000)*1 - 1
T                        =      0.0057

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 2.02)
VOA = ending value of account ($1,322.67 which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

  $1,000 (1 + T)*3.02               =    $1,322.67
  (1 + T)*3.02                      =    $1,322.67/$1,000
  1 + T                             =    ($1,322.67/$1,000)*.33
  T                                 =    ($1,322.67/$1,000)*.33 - 1
  T                                 =    0.969

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,322.17, which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

($1,322.17/$1,000) - 1
T                          =      0.3227

                                                               EXHIBIT 16(IV)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual total return
ERV = ending redeemable value ($1,055.74 which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

$1,000 (1 + T)           =      $1,055.74
(1 + T)                  =      $1,055.74/$1,000
1 + T                    =      ($1,055.74/$1,000)
T                        =      ($1,055.74/$1,000) - 1
T                        =      0.0557

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,342.67, which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

$1,000 (1 + T)*3.02       =      $1,342.67
(1 + T)*3.02              =      $1,342.67/$1,000
1 + T                     =      ($1,342.67/$1,000)*.33
T                         =      ($1,342.67/$1,000)*.33 - 1
T                         =      0.1023

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,342.67, which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

($1,342.67/$1,000) - 1
T                          =      0.3427

                                                             EXHIBIT 16(IV)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL GROWTH & INCOME FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Growth & Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1038.31 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      (1038.31/$1,000) - 1
T                        =      0.0383

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1038.31, which does not take sales charges into account)

CALCULATION:

T                        =      (1038.31/$1,000) - 1
T                        =      0.0383

                                                                EXHIBIT 16(V)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      GT GLOBAL LATIN AMERICA GROWTH FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A shares of the GT Global Latin America Growth Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($598.55 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $598.55
(1 + T)*1                =      $598.55/$1,000
1 + T                    =      ($598.55/$1,000)*1
T                        =      ($598.55/$1,000)*1 - 1
T                        =      -0.4015

--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)-October 31,
1995

FORMULA: P(1 - T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1,540 DIVIDED BY 365 = 4.22)
ERV = ending redeemable value ($1,209.87 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*4.22      =      $1,209.87
(1 + T)*4.22             =      $1,209.87/$1,000
1 + T                    =      ($1,209.87/$1,000)*.24
T                        =      ($1,209.87/$1,000)*.24 - 1
T                        =      0.0462

--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)-October 31,
1995

FORMULA: T (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,209.87 which assumed deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($1,209.87/$1,000) - 1
T                            =  0.2099

                                                                EXHIBIT 16(V)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      GT GLOBAL LATIN AMERICA GROWTH FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1.000
T = average annual total return
ERV = ending redeemable value ($628.40 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)           =      $628.40
(1 + T)                  =      $628.40/$1,000
1 + T                    =      ($628.40/$1,000)
T                        =      ($628.40/$1,000) - 1
T                        =      -0.3716

--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)-October 31,
1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,540 DIVIDED BY 365 = 4.22)
VOA = ending value of account ($1,270.21 which does not take sales charges into account)

CALCULATION:

  $1,000 (1 + T)*4.22               =    $1,270.21
  (1 + T)*4.22                      =    $1,270.21/$1,000
  1 + T                             =    ($1,270.21/$1,000)*.24
  T                                 =    ($1,270.21/$1,000)*.24 - 1
  T                                 =    0.0583

--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,270.21 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      ($1,270.21/$1,000) - 1
T                         =      0.2702

                                                                EXHIBIT 16(V)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      GT GLOBAL LATIN AMERICA GROWTH FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B shares of the GT Global Latin America Growth Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,596.50 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1         =      $596.50
(T + 1)*1                =      ($596.50/$1,000)
T + 1                    =      ($596.50/$1,000)*1
T                        =      ($596.50/$1,000)*1 - 1
T                        =      -0.4035

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($985.42 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

  $1,000 (T + 1)*2.85               =    $985.42
  (T + 1)*2.58                      =    ($985.42/$1,000)
  T + 1                             =    ($985.42/$1,000)*.39
  T                                 =    ($985.42/$1,000)*.39 - 1
  T                                 =    -0.0057

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($985.42 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                        =      ($985.42/$1,000) - 1
T                        =      -0.0146

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      GT GLOBAL LATIN AMERICA GROWTH FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($625.82 which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1         =      $625.82
(T + 1)*1                =      ($625.82/$1,000)
T + 1                    =      ($625.82/$1,000)*1
T                        =      ($625.82/$1,000)*1 - 1
T                        =      -0.3742

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,013.48 which does not take sales charges into account)

CALCULATION:

  $1,000 (T + 1)*2.58               =    $1,013.48
  (T + 1)*2.58                      =    ($1,013.48/$1,000)
  T + 1                             =    ($1,013.48/$1,000)*.39
  T                                 =    ($1,013.48/$1,000)*.39 - 1
  T                                 =    0.0052

--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)-October 31,
1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,013.48 which does not take sales charges into account)

CALCULATION:

($1,013.48/$1,000) - 1
T                          =      0.0135

                                                              EXHIBIT 16(V)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT LATIN AMERICA GROWTH FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Latin America Growth Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA:                    T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($965.52 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      ($965.52/$1,000) - 1
T                         =      -0.0345

                            NON-STANDARDIZED RETURN

TIME PERIOD COVERED: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA:                    T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($965.52, which does not take sales charges into account)

CALCULATION:

T                         =      ($965.52/$1,000) - 1
T                         =      -0.0345

                                                               EXHIBIT 16(VI)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL TELECOMMUNICATIONS FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A shares of the GT Global Telecommunications Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value ($925.11 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $925.11
(1 + T)*1                =      $925.11/$1,000
1 + T                    =      ($925.11/$1,000)*1
T                        =      ($925.11/$1,000)*1 - 1
T                        =      -0.0749

--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual total return
n = number of years (1,373 DIVIDED BY 365 = 3.76)
ERV = ending redeemable value ($1,484.77 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (1 + T)*3.76               =    $1,484.77
  (1 + T)*3.76                      =    $1,484.77/$1,000
  1 + T                             =    ($1,484.77/$1,000)*.27
  T                                 =    ($1,484.77/$1,000)*.27 - 1
  T                                 =    0.1108

--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA + P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,484.77, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($1,484.77/$1,000) - 1
T                           =      0.4848

                                                               EXHIBIT 16(VI)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL TELECOMMUNICATIONS FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995
FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years(1)
ERV = ending redeemable value ($971.25 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1         =      $971.25
(1 + T)*1                =      $971.25/$1,000
1 + T                    =      $971.25/$1,000
T                        =      ($971.25/$1,000) - 1
T                        =      -0.0288

--------------------------------------------------------------------------------

Time period covered: January 27, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
n = number of years (1,373 DIVIDED BY 365 = 3.76)
T = average annual total return
VOA = ending value of account ($1,604.96 which does not take sales charges into account)

CALCULATION:

  $1,000 (1 + T)*3.76               =    $1,558.81
  (1 + T)*3.76                      =    $1,558.81/$1,000
  1 + T                             =    ($1,558.81/$1,000)*.27
  T                                 =    ($1,558.81/$1,000)*.27 - 1
  T                                 =    0.1253

--------------------------------------------------------------------------------

Time period covered: January 27, 1992 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA + P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,558.81) which does not take sales charges into account)

CALCULATION:

  T                                 =    ($1,558.81/$1,000) - 1
  T                                 =    0.5588

                                                               EXHIBIT 16(VI)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL TELECOMMUNICATIONS FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B shares of the GT Global Telecommunications Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years(1)
ERV = ending redeemable value ($920.41 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $920.41
(1 + T)*1                =      ($920.41/$1,000)
1 + T                    =      ($920.41/$1,000)*1
T                        =      ($920.41/$1,000)*1 - 1
T                        =      -0.0796

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,399.15 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

  $1,000 (1 + T)*2.58               =    $1,399.15
  (1 + T)*2.58                      =    ($1,399.15/$1,000)
  1 + T                             =    ($1,399.15/$1,000)*.39
  T                                 =    ($1,399.15/$1,000)*.39 - 1
  T                                 =    0.1197

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,339.15, which assumes deduction of the maximum
      5% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

($1,339.15/$1,000) - 1
T                              =      0.3392

                                                               EXHIBIT 16(VI)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL TELECOMMUNICATIONS FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years(1)
ERV = ending redeemable value ($966.25 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1         =      $966.25
(1 + T)*1                =      ($966.25/$1,000)
1 + T                    =      ($966.25/$1,000)*1
T                        =      ($966.25/$1,000)*1 - 1
T                        =      -0.0337

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,369.15 which does not take sales charges into account)

CALCULATION:

  $1,000 (1 + T)*2.58               =    $1,369.15
  (1 + T)*2.58                      =    ($1,369.15/$1,000)
  1 + T                             =    ($1,369.15/$1,000)*.39
  T                                 =    ($1,369.15/$1,000)*.39 - 1
  T                                 =    0.1293

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,369.15 which does not take the applicable contingent deferred sales charge into account)

CALCULATION:

($1,369.15/$1,000) - 1
T                              =      0.3692

                                                             EXHIBIT 16(VI)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL TELECOMMUNICATIONS FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Telecommunications Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1,079.40 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($1,079.40/$1,000) - 1
T                        =      0.0794

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1,079.40, which does not take sales charges into account)

CALCULATION:

T                        =      ($1,079.40/$1,000) - 1
T                        =      0.0794

                                                              EXHIBIT 16(VII)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL EMERGING MARKETS FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A shares of the GT Global Emerging Markets Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($733.07 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1            =      $733.07
(1 + T)*1                   =      $733.07/$1,000
1 + T                       =      ($733.07/$1,000)*1
T                           =      ($733.07/$1,000)*1 - 1
T                           =      -0.2669

--------------------------------------------------------------------------------
Time period covered: May 18, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,261 DIVIDED BY 365 = 3.45)
VOA = ending value of account ($1,235.36 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*3.45         =      $1,235.36
(1 + T)*3.45                =      $1,235.36/$1,000
1 + T                       =      ($1,235.36/$1,000)*.29
T                           =      ($1,235.36/$1,000)*.29 - 1
T                           =      0.0631

--------------------------------------------------------------------------------
Time period covered: May 18, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,235.36 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($1,235.36/$1,000) - 1
T                           =      0.2354

                                                              EXHIBIT 16(VII)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL EMERGING MARKETS FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual total return
ERV = ending redeemable value ($769.62 which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)           =      $769.62
(1 + T)                  =      $769.62/$1,000
1 + T                    =      ($769.62/$1,000)
T                        =      ($769.62/$1,000) - 1
T                        =      -0.2304

--------------------------------------------------------------------------------
Time period covered: May 18, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,261 DIVIDED BY 365 = 3.45)
VOA = ending value of account ($1,296.96, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*3.45       =      $1,296.96
(1 + T)*3.45              =      $1,296.96/$1,000
1 + T                     =      ($1,296.96/$1,000)*.29
T                         =      ($1,296.96/$1,000)*.29 - 1
T                         =      0.0782

--------------------------------------------------------------------------------
Time period covered: May 18, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,296.96, which does not take sales charges into account)

CALCULATION:

($1,296.96/$1,000) - 1
T                          =      0.2970

                                                              EXHIBIT 16(VII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL EMERGING MARKETS FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B shares of the GT Global Emerging Markets Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($729.65 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1         =      $729.65
(T + 1)*1                =      $729.65/$1,000
T + 1                    =      ($729.65/$1,000)*1
T                        =      ($729.65/$1,000)*1 - 1
T                        =      -0.2704

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,237.66, which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.58       =      $1,237.66
(T + 1)*2.58              =      $1,237.66/$1,000
T + 1                     =      ($1,237.66/$1,000)*.39
T                         =      ($1,237.66/$1,000)*.39 - 1
T                         =      0.0860

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,237.66 which assumes deduction of the maximum
      5% contingent deferred sales charge at the end of the period)

CALCULATION:

($1,237.66/$1,000) - 1
T                          =      0.2377

                                                              EXHIBIT 16(VII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL EMERGING MARKETS FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($766.26, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1         =      $766.26
(T + 1)*1                =      $766.26/$1,000
T + 1                    =      ($766.26/$1,000)*1
T                        =      ($766.26/$1,000)*1 - 1
T                        =      -0.2337

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (943 DIVIDED BY 365 = 2.58)
VOA = ending value of account ($1,267.66, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*2.58       =      $1,267.66
(T + 1)*2.58              =      $1,267.66/$1,000
T + 1                     =      ($1,267.66/$1,000)*.39
T                         =      ($1,267.66/$1,000)*.39 - 1
T                         =      0.0961

--------------------------------------------------------------------------------
Time period covered: April 1, 1993 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,267.66, which does not take the applicable contingent deferred sales charges into account)

CALCULATION:

($1,267.66/$1,000) - 1
T                          =      0.2677

                                                              EXHIBIT 16(VII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL EMERGING MARKETS FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Emerging Markets Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($942.90 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($942.90/$1,000) - 1
T                        =      -0.0571

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($942.90, which does not take sales charges into account)

CALCULATION:

T                        =      ($942.90/$1,000) - 1
T                        =      -0.0571

                                                             EXHIBIT 16(VIII)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HIGH INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations and SEC Yield Quotation for the Class A shares of the GT Global High Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($979.28 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $979.28
(1 + T)*1                =      $979.28/$1,000
1 + T                    =      ($979.28/$1,000)*1
T                        =      ($979.28/$1,000)*1 - 1
T                        =      -0.0207

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,315.91 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (1 + T)*3.02               =    $1,315.91
  (1 + T)*3.02                      =    $1,315.91/$1,000
  1 + T                             =    ($1,315.91/$1,000)*.33
  T                                 =    ($1,315.91/$1,000)*.33 - 1
  T                                 =    0.0950

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,315.91, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

($1,315.91/$1,000) - 1
T                          =      0.3159

                                                             EXHIBIT 16(VIII)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HIGH INCOME FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual (aggregate) total return
ERV = ending redeemable value ($1,028.12 which does not take sales charges into account)
CALCULATION:

$1,000 (1 + T)           =      $1,028.12
(1 + T)                  =      $1,028.12/$1,000
1 + T                    =      ($1,028.12/$1,000)
T                        =      ($1,028.12/$1,000) - 1
T                        =      0.0281

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,381.53, which does not take sales charges into account)
CALCULATION:

$1,000 (1 + T)*3.02       =      $1,381.53
(1 + T)*3.02              =      $1,381.53/$1,000
1 + T                     =      ($1,381.53/$1,000)*.33
T                         =      ($1,381.53/$1,000)*.33 - 1
T                         =      0.1128

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,381.53, which does not take sales charges into account)
CALCULATION:

($1,381.53/$1,000) - 1
T                          =      0.3815

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1995
FORMULA:
YIELD = 2X((((a - b)/(cd) + 1)*6 - 1)
a = dividends and interest earned during the period = $1,674,014.47
b = expenses accrued for the period (net of reimbursements) = $113,866.62 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 12,051,186.92
d = maximum offering price per share on the last day of the period = $12.29
COMPUTATION:
YIELD = 2X((((1,674,014.47 - 113,866.62) / (12,051,186.92 X 12.29)) + 1)*6 - 1)
YIELD = 12.98%

                                                             EXHIBIT 16(VIII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HIGH INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations and SEC Yield Quotation for the Class B shares of the GT Global High Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = $1,000
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($974.12 which assumes deduction of the maximum 5% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (1 + T)*1         =      $974.12
(1 + T)*1                =      $974.12/$1,000
1 + T                    =      ($974.12/$1,000)*1
T                        =      ($974.12/$1,000)*1 - 1
T                        =      -0.0259

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,333.66 which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

  $1,000 (1 + T)*3.02               =    $1,333.66
  (1 + T)*3.02                      =    $1,333.66/$1,000
  1 + T                             =    ($1,333.66/$1,000)*.33
  T                                 =    ($1,333.66/$1,000)*.33 - 1
  T                                 =    0.0999

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,333.66, which assumes deduction of the applicable 4% contingent deferred sales charge on a $1,000 investment at the end of the period)

CALCULATION:

($1,333.66/$1,000) - 1
T                          =      0.3337

                                                             EXHIBIT 16(VIII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HIGH INCOME FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T) = ERV

P = $1,000
T = average annual (aggregate) total return
ERV = ending redeemable value ($1,020.66 which does not take the contingent deferred sales charge into account)
CALCULATION:

$1,000 (1 + T)           =      $1,020.66
(1 + T)                  =      $1,020.66/$1,000
1 + T                    =      ($1,020.66/$1,000)
T                        =      ($1,020.66/$1,000) - 1
T                        =      0.0207

--------------------------------------------------------------------------------

Time period covered: October 22, 1993 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1,104 DIVIDED BY 365 = 3.02)
VOA = ending value of account ($1,353.66, which does not take sales charges into account)
CALCULATION:

$1,000 (1 + T)*3.02       =      $1,353.66
(1 + T)*3.02              =      $1,353.66/$1,000
1 + T                     =      ($1,353.66/$1,000)*.33
T                         =      ($1,353.66/$1,000)*.33 - 1
T                         =      0.1053

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,353.66, which does not take sales charges into account)
CALCULATION:

($1,353.66/$1,000) - 1
T                          =      0.3537

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1995

YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)
a = dividends and interest earned during the period = $2,533,567.76
b = expenses accrued for the period (net of reimbursements) = $290,218.56 c = average daily number of shares outstanding that was entitled to receive dividends = 18,417,216.62
d = maximum offering price per share on the last day of the period = $11.69 YIELD = 2X((((2,553,567.76 - 290,218.56) / (18,417,216.62 X 11.69)) + 1)*6 - 1)
YIELD = 12.95%

                                                           EXHIBIT 16(VIII)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL HIGH INCOME FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global High Income Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,065.40 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      (1,065.40/$1,000) - 1
T                        =      0.0654

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,065.40, which does not take sales charges into account)

CALCULATION:

T                        =      (1,065.40/$1,000) - 1
T                        =      0.0654

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SEC YIELD

Time period covered: month ended October 31, 1995

FORMULA:
YIELD = 2X((((a-b)/(cd)) + 1)*6 - 1)
a = dividends and interest earned during the period = $17,273.69
b = expenses accrued for the period (net of reimbursement) = $752.82 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 124,468.60
d = maximum offering price per share on the last day of the period = $11.71

COMPUTATION:
YIELD = 2X((((17,273.69 - 752.82) / (124,468.60 X 11.71)) + 1)*6 - 1)
YIELD = 13.99%

                                                               EXHIBIT 16(IX)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL FINANCIAL SERVICES FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A Shares of the GT Global Financial Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($977.09 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1                  =    $977.09
(T + 1)*1                         =    ($977.09/$1,000)
T + 1                             =    ($977.09/$1,000)*1
T                                 =    ($977.09/$1,000)*1 - 1
T                                 =    -0.0229

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($993.33 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1.42               =    $993.33
(T + 1)*1.42                      =    ($993.33/$1,000)
T + 1                             =    ($993.33/$1,000)*.70
T                                 =    ($993.33/$1,000)*.70 - 1
T                                 =    -0.0047

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($993.33, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($993.33/$1,000) - 1
T                                 =    -0.0067

                                                               EXHIBIT 16(IX)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL FINANCIAL SERVICES FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1025.82, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1                  =    $1,025.82
(T + 1)*1                         =    ($1,025.82/$1,000)
T + 1                             =    ($1,025.82/$1,000)*1
T                                 =    ($1,025.82/$1,000)*1 - 1
T                                 =    0.0258

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1042.87, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1.42               =    $1,042.87
(T + 1)*1.42                      =    ($1,042.87/$1,000)
T + 1                             =    ($1,042.87/$1,000)*.70
T                                 =    ($1,042.87/$1,000)*.70 - 1
T                                 =    0.0300

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,042.87, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,042.87/$1,000) - 1
T                                 =    0.0429

                                                               EXHIBIT 16(IX)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL FINANCIAL SERVICES FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B Shares of the GT Global Financial Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($969.83 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1                  =    $969.83
(T + 1)*1                         =    ($969.83/$1,000)
T + 1                             =    ($969.83/$1,000)*1
T                                 =    ($969.83/$1,000)*1 - 1
T                                 =    -0.0302

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($995.00 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1.42               =    $995.00
(T + 1)*1.42                      =    ($995.00/$1,000)
T + 1                             =    ($995.00/$1,000)*.70
T                                 =    ($995.00/$1,000)*.70 - 1
T                                 =    -0.0035

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($995.00 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($995.00/$1,000) - 1
T                                 =    -0.0050

                                                               EXHIBIT 16(IX)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL FINANCIAL SERVICES FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,019.83, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1                  =    $1,019.83
(T + 1)*1                         =    ($1,019.83/$1,000)
T + 1                             =    ($1,019.83/$1,000)*1
T                                 =    ($1,019.83/$1,000)*1 - 1
T                                 =    0.0198

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1,035.00, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1.42               =    $1,035.00
(T + 1)*1.42                      =    ($1,035.00/$1,000)
T + 1                             =    ($1,035.00/$1,000)*.70
T                                 =    ($1,035.00/$1,000)*.70 - 1
T                                 =    0.0245

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,035.00, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,035.00/$1,000) - 1
T                                 =    0.0350

                                                             EXHIBIT 16(IX)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL FINANCIAL SERVICES FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Financial Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,077.55 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($1,077.55/$1,000) - 1
T                                 =    0.0775

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,077.55, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,077.55/$1,000) - 1
T                                 =    0.0775

                                                                EXHIBIT 16(X)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL INFRASTRUCTURE FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A Shares of the GT Global Infrastructure Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($925.00 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1         =      $925.00
(T + 1)*1                =      ($925.00/$1,000)
T + 1                    =      ($925.00/$1,000)*1
T                        =      ($925.00/$1,000)*1 - 1
T                        =      -0.0750

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending redeemable value ($1,009.17 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (T + 1)*1.42               =    $1,009.17
  (T + 1)*1.42                      =    ($1,009.17/$1,000)
  T + 1                             =    ($1,009.17/$1,000)*.70
  T                                 =    ($1,009.17/$1,000)*.70 - 1
  T                                 =    0.0065

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,009.17, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                          =      ($1,009.17/$1,000) - 1
T                          =      0.0092

                                                                EXHIBIT 16(X)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL INFRASTRUCTURE FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($971.13, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1         =      $971.13
(T + 1)*1                =      ($971.13/$1,000)
T + 1                    =      ($971.13/$1,000)*1
T                        =      ($971.13/$1,000)*1 - 1
T                        =      -0.0289

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = aggregate total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1,059.49, which does not take sales charges into account)

CALCULATION:

  $1,000 (T + 1)*1.42               =    $1,059.49
  (T + 1)*1.42                      =    ($1,059.49/$1,000)
  T + 1                             =    ($1,059.49/$1,000)*.70
  T                                 =    ($1,059.49/$1,000)*.70 - 1
  T                                 =    0.0416

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,059.49, which does not take sales charges into account)

CALCULATION:

  T                                 =    ($1,059.49/$1,000) - 1
  T                                 =    0.0595

                                                                EXHIBIT 16(X)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL INFRASTRUCTURE FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B Shares of the GT Global Infrastructure Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($917.95 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1         =      $917.95
(T + 1)*1                =      ($917.95/$1,000)
T + 1                    =      ($917.95/$1,000)*1
T                        =      ($917.95/$1,000)*1 - 1
T                        =      -0.0820

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*1 = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1,012.49, which which assumes deduction of the maximum 4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1.42       =      $1,012.49
(T + 1)*1.42              =      ($1,012.49/$1,000)
T + 1                     =      ($1,012.49/$1,000)*.70
T                         =      ($1,012.49/$1,000)*.70 - 1
T                         =      0.0088

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,012.49, which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                          =      ($1,012.49/$1,000) - 1
T                          =      0.0125

                                                                EXHIBIT 16(X)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL INFRASTRUCTURE FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($966.27, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1         =      $966.27
(T + 1)*1                =      (966.27/$1,000)
T + 1                    =      ($966.27/$1,000)*1
T                        =      ($966.27/$1,000)*1 - 1
T                        =      -0.0337

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1,052.49, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1.42       =      $1,052.49
(T + 1)*1.42              =      ($1,052.49/$1,000)
T + 1                     =      ($1,052.49/$1,000)*.70
T                         =      ($1,052.49/$1,000)*.70 - 1
T                         =      0.0367

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,052.49, which does not take sales charges into account)

CALCULATION:

T                          =      ($1,052.49/$1,000) - 1
T                          =      0.0525

                                                              EXHIBIT 16(X)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL INFRASTRUCTURE FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Infrastructure Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,011.67 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($1,011.67/$1,000) - 1
T                        =      0.0117

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1,011.67, which does not take sales charges into account)

CALCULATION:

T                        =      (1,011.67/$1,000) - 1
T                        =      0.0117

                                                               EXHIBIT 16(XI)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL NATURAL RESOURCES FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A Shares of the GT Global Natural Resources Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($880.29 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1         =      $880.29
(T + 1)*1                =      ($880.29/$1,000)
T + 1                    =      ($880.29/$1,000)*1
T                        =      ($880.29/$1,000)*1 - 1
T                        =      -0.1197

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($955.76 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

  $1,000 (T + 1)*1.42               =    $955.76
  (T + 1)*1.42                      =    ($955.76/$1,000)
  T + 1                             =    ($955.76/$1,000)*.70
  T                                 =    ($955.76/$1,000)*.70 - 1
  T                                 =    -0.0314

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($955.76, which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                          =      ($955.76/$1,000) - 1
T                          =      -0.0442

                                                               EXHIBIT 16(XI)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL NATURAL RESOURCES FUND
                                 CLASS A SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($924.18, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1         =      $924.18
(T + 1)*1                =      ($924.18/$1,000)
T + 1                    =      ($924.18/$1,000)*1
T                        =      ($924.18/$1,000)*1 - 1
T                        =      -0.0758

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($1,003.42, which does not take sales charges into account)

CALCULATION:

  $1,000 (T + 1)*1.42               =    $1,003.42
  (T + 1)*1.42                      =    ($1,003.42/$1,000)
  T + 1                             =    ($1,003.42/$1,000)*.70
  T                                 =    ($1,003.42/$1,000)*.70 - 1
  T                                 =    0.0024

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,003.42, which does not take sales charges into account)

CALCULATION:

  T                                 =    ($1,003.42/$1,000) - 1
  T                                 =    0.0034

                                                               EXHIBIT 16(XI)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL NATURAL RESOURCES FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B Shares of the GT Global Natural Resources Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($873.58 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)
CALCULATION:

$1,000 (1 + T)*1         =      $873.58
(T + 1)*1                =      ($873.58/$1,000)
T + 1                    =      ($873.58/$1,000)*1
T                        =      ($873.58/$1,000)*1 - 1
T                        =      -0.1264

--------------------------------------------------------------------------------

Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($956.13 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)
CALCULATION:

$1,000 (T + 1)*1.42       =      $956.13
(T + 1)*1.42              =      ($956.13/$1,000)
T + 1                     =      ($956.13/$1,000)*.70
T                         =      ($956.13/$1,000)*.70 - 1
T                         =      -0.0311

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($956.13 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                          =      ($956.13/$1,000) - 1
T                          =      -0.0439

                                                               EXHIBIT 16(XI)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL NATURAL RESOURCES FUND
                                 CLASS B SHARES

                            NON-STANDARDIZED RETURN

Time period covered: October 31, 1994-October 31, 1995

FORMULA: P(1 + T)*n = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($919.47, which does not take sales charges into account)

CALCULATION:

$1,000 (1 + T)*1         =      $919.47
(T + 1)*1                =      ($919.47/$1,000)
T + 1                    =      ($919.47/$1,000)*1
T                        =      ($919.47/$1,000)*1 - 1
T                        =      -0.0805

--------------------------------------------------------------------------------

Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995
FORMULA: P(1 + T)*n = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (518 DIVIDED BY 365 = 1.42)
VOA = ending value of account ($995.89, which does not take sales charges into account)

CALCULATION:

$1,000 (T + 1)*1.42       =      $995.89
(T + 1)*1.42              =      ($995.89/$1,000)
T + 1                     =      ($995.89/$1,000)*.70
T                         =      ($995.89/$1,000)*.70 - 1
T                         =      -0.0029

--------------------------------------------------------------------------------
Time period covered: May 31, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) = 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($995.89, which does not take sales charges into account)

CALCULATION:

T                          =      ($995.89/$1,000) - 1
T                          =      -0.0041

                                                             EXHIBIT 16(XI)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL NATURAL RESOURCES FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Natural Resources Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,001.75 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                        =      ($1,001.75/$1,000) - 1
T                        =      0.0017

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995
FORMULA: T = (VOA DIVIDED BY P) - 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,001.75, which does not take sales charges into account)

CALCULATION:

T                        =      ($1,001.75/$1,000) - 1
T                        =      0.0017

                                                              EXHIBIT 16(XII)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL CONSUMER PRODUCTS & SERVICES FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class A Shares of the GT Global Consumer Products & Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: December 30, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,215.83 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($1,215.83/$1,000) - 1
T                                 =    0.2158

                            NON-STANDARDIZED RETURN

Time period covered: December 30, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,276.47, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,276.47/$1,000) - 1
T                                 =    0.2765

                                                              EXHIBIT 16(XII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL CONSUMER PRODUCTS & SERVICES FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Class B Shares of the GT Global Consumer Products & Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: December 30, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,221.22 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($1,221.22/$1,000) - 1
T                                 =    0.2212

                            NON-STANDARDIZED RETURN

Time period covered: December 30, 1994 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,271.22, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,271.22/$1,000) - 1
T                                 =    0.2712

                                                            EXHIBIT 16(XII)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL CONSUMER PRODUCTS & SERVICES FUND
                              ADVISOR CLASS SHARES

The following is the schedule for the computation of the Standardized and Non-Standardized Return quotations for the Advisor Class Shares of the GT Global Consumer Products & Services Fund Series of the Registrant.

                              STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,236.49 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                                 =    ($1,236.49/$1,000) - 1
T                                 =    0.2365

                            NON-STANDARDIZED RETURN

Time period covered: May 31, 1995 (commencement of operations)-October 31, 1995

FORMULA: T = (VOA DIVIDED BY P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,236.49, which does not take sales charges into account)

CALCULATION:

T                                 =    ($1,236.49/$1,000) - 1
T                                 =    0.2365